SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 27, 2005
MONMOUTH REAL ESTATE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)
MARYLAND	000-04258	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3499 Route 9N, Suite 3C, Freehold, NJ 07728
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(732) 577-9996
Not applicable
(Former name or former address, if changed since last report)

Item 7.01    Regulation FD Disclosure.

On May 27, 2005, the Company issued a press release announcing the anticipated sale of the Teterboro, NJ property, owned by Hollister ’97, LLC, a New Jersey limited liability company, in which the Company has a 25% interest.

Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

99

Press Release dated May 27, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Anna T. Chew

ANNA T. CHEW

Chief Financial Officer

     Date       May 27, 2005